UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

             Date of Report:  February 18, 2003
    (Date of Earliest Event Reported:  February 18, 2003)

                     EL PASO CORPORATION
   (Exact name of Registrant as specified in its charter)

     Delaware             1-14365            76-0568816
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
  incorporation or
  organization)

                      El Paso Building
                    1001 Louisiana Street
                    Houston, Texas 77002
     (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (713) 420-2600

Item 5. Other Events
        ------------
     On February 18, 2003, we asked shareholders to reject Selim Zilkha's proposal to be brought before the 2003 Annual Meeting of Stockholders and support our business plan execution. A copy of our press release is attached as Exhibit 99.1 and is incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information
        and Exhibits
        ----------------------------------------------------

          (c)  Exhibits.

                Exhibit
                 Number    Description
                -------    -----------
                  99.1     Press Release dated February 18, 2003

                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO CORPORATION

                              By: /s/ Jeffrey I. Beason
                                  -------------------------
                                    Jeffrey I. Beason
                                  Senior Vice President
                                     and Controller
                               (Principal Accounting Officer)

Dated:  February 18, 2003



                        EXHIBIT INDEX


     Exhibit
      Number    Description
     -------    -----------
       99.1     Press  Release  dated  February  18, 2003.